UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 2, 2005

                           THERMOVIEW INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    001-15469                61-1325129
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)

          5611 FERN VALLEY ROAD
          LOUISVILLE, KENTUCKY                                           40228
(Address of principal executive offices)                              (Zip Code)

                                 (502) 968-2020
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01: CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On October 26, 2005, the auditors of the registrant ThermoView Industries, Inc. resigned. On that date, the auditors, Crowe Chizek and Company LLC, submitted to the registrant's audit committee a letter stating as follows: This is to confirm that the client-auditor relationship between ThermoView Industries, Inc. (Commission File No. 001-15469) and Crowe Chizek and Company LLC has ceased.

For the fiscal years ended December 31, 2004 (consolidated) and December 31, 2003, and up to the events reported in Crowe Chizek and Company LLC's resignation letter of October 26, 2005, there were no disagreements between Crowe Chizek and Company LLC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe Chizek and Company LLC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ThermoView Industries, Inc.

Date: November 2, 2005                            By: /s/ Charles L. Smith
                                                      --------------------------
                                                      Charles L. Smith
                                                      President